UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 13, 2018

FIRST MID-ILLINOIS BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704

(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1421 CHARLESTON AVENUE
MATTOON, IL		61938
(Address of Principal Executive Offices)		(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [_]

Item 1.01.	Entry into a Material Definitive Agreement

On June 13, 2018, First Mid-Illinois Bancshares, Inc. (the “Company”) and First Mid-Illinois Bank & Trust, N.A., a wholly owned subsidiary of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with FIG Partners, LLC, as the representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters and the Underwriters agreed to purchase, subject to and upon the terms and conditions of the Underwriting Agreement, an aggregate of 823,799 shares of the Company’s common stock, par value $4.00 per share (the “Common Stock”), at a public offering price of $38.00 per share, in an underwritten public offering (the “Offering”). The Company granted the Underwriters an option for a period of 30 days after the date of the Underwriting Agreement to purchase up to an additional 123,569 shares of Common Stock at the public offering price, less discounts and commissions. The Underwriters exercised their option in full on June 13, 2018, resulting in 947,368 shares of Common Stock being offered in the Offering. The Offering is expecting to close on June 15, 2018 and is subject to customary closing conditions.

The offer and sale of the Common Stock in the Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-216855), including a prospectus supplement dated June 13, 2018 to the prospectus contained in the registration statement.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On June 13, 2018, the Company issued a press release announcing that it had priced the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, by and between First Mid-Illinois Bancshares, Inc. and FIG Partners, LLC, dated June 13, 2018.

5.1	Opinion of Schiff Hardin LLP.

99.1	Press Release, dated June 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Dated: June 15, 2018
By: /s/ Joseph R. Dively
Joseph R. Dively
Chairman, President and Chief Executive Officer